Cover	Jun. 23, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002132622
Document Type	S-6
Entity Registrant Name	FT 13095
Document Period End Date	Jun. 23, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust invests at least 80% of its assets in Space Economy Companies, as defined below. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the industrials sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The selection process begins with constructing an initial universe of common stocks comprised of “Space Economy Companies,” which are companies that develop and deploy space-related technologies, including: building or operating satellites; manufacturing jet, rocket, missile, drone, satellite or space vehicle technologies and systems; and developing electronic aviation technologies, optical instruments or software supporting space deployments and mission operations. All of the common stocks selected trade on a U.S. stock exchange and have adequate liquidity for investment.

The common stocks are then evaluated by a team of equity analysts using several factors. These factors include fundamental factors such as sales, earnings and cash flow growth; valuation factors such as price/earnings, price/cash flow, price/sales and price/book; technical factors such as price momentum and earnings surprises; and qualitative factors such as competitive advantages, new products and quality of management.

The equity analysts also consider how the common stocks will perform in the future by calculating an estimated value for each of the companies utilizing a Cash Flow Return on Investment (“CFROI”) method. The CFROI method compares an estimate of a company's internal rate of return against an estimate of a company's cost of capital. Companies that generate returns in excess of their capital costs are favored over companies that do not. A secondary valuation is also made employing a concept called Economic Margin (“EM”). EM measures the return a company earns versus its cost of capital to determine if a company is generating wealth. The analysts use the estimated valuations calculated by the CFROI and EM methods to determine which companies are trading at an attractive market price relative to their estimated value. These companies are favored for inclusion in the Trust.

The above factors are not specifically weighted, but rather are considered in combination with each other to construct an overall view for each common stock. After this holistic review, the equity analysts make a final determination and select the common stocks with the best prospects to meet the investment objective, that trade at attractive valuations, and, in the opinion of the analysts, are likely to exceed market expectations of future cash flows.

The selected portfolio is comprised of 25 approximately equally-weighted common stocks.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, foreign securities, depositary receipts and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.